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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2001

                             MULTIMEDIA GAMES, INC.
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             (Exact name of registrant as specified in its charter)

          Texas                      0-28318                    74-2611034
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(State or Other Jurisdiction     (Commission File             (IRS Employer
     of Incorporation)                Number)               Identification No.)

8900 Shoal Creek Blvd, Suite 300, Austin, Texas                    78757
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  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (512) 371-7100
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Item 5. Other Events

     On June 15, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial statements, Pro forma Financial Information and Exhibits.

     Exhibit 99.1 Press Release issued June 15, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MULTIMEDIA GAMES, INC.


     Dated: June 21, 2001              By: /s/ Gordon T. Graves
                                           -------------------------
                                           Gordon T. Graves
                                           Chairman of the Board and
                                           Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
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
 99.1          Press Release issued June 15, 2001.

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